Exhibit 10.11

Convertible Promissory Note Rider Agreement

THIS RIDER AGREEMENT (the "Agreement") is made effective as of the 6th day of February, 20 I 3, between Magna Group, LLC, (the "Investor") and China Direct Investments, Inc. (the "Debtholder");

WHEREAS, the Investor and Debtholder (the "parties") entered into an "Assignment Agreement", dated February 6th, 2013, in the amount of $50,952.50;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto agree as follows:

1.	Right of First Refusal:

a.
The Investor will have a "Right of First Refusal" on the purchase of the following Promissory Notes owed to the Debtholder as long as the Agreement is still in place. Should the Investor not purchase the Debt on or before the scheduled Purchase date, the Investor will not have this right and the entire Agreement will be immediately terminated.

    The Right of First Refusal will works as follows: Should the Debtholder contemplate the sale of any of the Notes listed in the schedule below, the Investor will have a 72 hour Right of First Refusal to purchase said Notes.

    The Debtholder will provide the Investor with a term sheet outlining the general terms under which it may sell these Notes. Upon receipt, the Investor will have 72 hours to match the offer.

Issuance Date:                                Issuing Company:                                $40,000.00
7/23/2010                          China Logistics Group, Inc.
Issuance Date:                                Issuing Company:                                $30,000.00
8/1/2010                            China Logistics Group, Inc.
Issuance Date:                                Issuing Company:                                $3,500.00
8/25/2010                          China Logistics Group, Inc.
Issuance Date:                                Issuing Company:                                $32,000.00
9/28/2010                          China Logistics Group, Inc.
Issuance Date:                                Issuing Company:                                $20,000.00
1/13/2011                          China Logistics Group, Inc.
Issuance Date:                                Issuing Company:                                $22,500.00
2/16/2011                          China Logistics Group, Inc.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

Investor:

Magna Group LLC

/s/ Joshua Sason, CEO

Company:
China Direct Investments, Inc.

/s/ James Wang, CEO & Chairman